EXHIBIT 10.1

No.:

Name:

Number of Shares of Common Stock Subscribed for:

PRIME TIME TRAVEL, INC.

SUBSCRIPTION AGREEMENT

February __, 2011

OFFERING INFORMATION, LEGENDS, AND NOTICES

THE SECURITIES OFFERED HEREBY, HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS SET FORTH IN SECTION 4(2) OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE COMMON STOCKS.

AN INVESTMENT IN THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THE OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.  ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIPTION AGREEMENT

Prime Time Travel, Inc.

This Subscription Agreement (this “Subscription Agreement”) is furnished to you by Prime Time Travel, Inc., a Delaware corporation (the “Company”) in order for you to subscribe to the offering (the “Offering”) of up to Two Million (2,000,000) shares of the Company’s common stock, par value $0.000001, at a purchase price of $0.02 per share, (“Common Stock”) for an aggregate offering price of forty thousand ($40,000) dollars.

Subscriptions to purchase Common Stock will be solicited until the earlier of: (i) February [__], 2011, unless extended by the Company in its sole discretion without notice for a period of up to an additional [90 days] or (ii) the sale of the entire Offering, (the “Offering Period”).

W I T N E S S E T H:

Whereas, subject to the terms and conditions set forth in this Subscription Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the undersigned, and the undersigned desires to purchase from the Company, Common Stock.

Now, Therefore, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. General.

(1)   The undersigned hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the undersigned, such principal sum of Common Stock as is set forth on 12 page hereof.

(2)   The undersigned herewith tenders to the Company the entire amount of the purchase price by check made payable to the order of “Prime Time Travel, Inc.”

(3)  The undersigned herewith delivers this completed and signed Subscription Agreement for Common Stock of the Company and the completed and signed Subscriber Questionnaire for Common Stock of Prime Time Travel, Inc. (“Subscriber Questionnaire”) to the Company at:

Prime Time Travel, Inc. 809 Heavenly Lane, Cincinnati, OH 45238

B. The Common Stock offered will not be registered under the Securities Act of 1933, as amended

The undersigned acknowledges that (i) the Common Stock will not be registered under the 1933 Act, as amended, and the rules and regulations promulgated thereunder, or the securities laws of any state; (ii) absent an exemption, any transfer of the Common Stock would require registration; (iii) the Common Stock are being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Company's reliance upon such exemption is based in part upon the undersigned's representations, warranties and agreements contained in this Subscription Agreement and in the Subscriber Questionnaire that the undersigned is also delivering to the Company.

C. Representations, Warranties, Acknowledgements and Agreements

In order to induce the Company to accept this Subscription Agreement, the undersigned represents, warrants, acknowledges and covenants to the Company as follows:

(1) The undersigned understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive the undersigned's death, disability or insolvency, except that the undersigned shall have no obligation in the event that this Subscription Agreement is rejected by the Company.  In the event that the Company does not accept the undersigned's subscription, or if the Offering is terminated for any reason, the undersigned's subscription payment (or portion thereof, as the case may be) will be returned to the undersigned without interest or deduction. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Common Stock to any person who is a resident of a jurisdiction in which the issuance of Common Stock to such person would constitute a violation of the relevant securities laws, “blue sky” laws or other similar laws of such jurisdiction.

(2) The undersigned has received and carefully read this Subscription Agreement, as well as any other materials provided to the undersigned as the Company deems necessary for the Offering (collectively, the “Offering Materials”).  In making the decision to invest in the Common Stock, the undersigned has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the undersigned has discussed with his, her, or its counsel the representations, warranties and agreements which the undersigned makes by signing this Subscription Agreement, the applicable limitations upon the undersigned's resale of the Common Stock, and the risks inherent in the investment made in the Common Stock, including, without limitation, the suitability thereof, and the tax and legal consequences of this Subscription Agreement.  The undersigned disclaims reliance on any statements made or information provided by any person or entity in the course of the undersigned’s consideration of an investment in the Common Stock other than those contained in the Offering Materials.

(3) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Offering.

(4) The undersigned is purchasing the Common Stock for the undersigned's own account, with the intention of holding the Common Stock for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Stock, and shall not make any sale, transfer or other disposition of the Common Stock without registration under the 1933 Act and applicable state securities laws, unless an exemption from registration is available under those laws.  The undersigned is not acquiring any portion of the Common Stock, or any interest therein, on behalf of another person.  No person other than the undersigned has any direct or indirect beneficial interest in the Common Stock subscribed for hereunder by the undersigned.  The undersigned, if an entity, was not formed for the purpose of purchasing the Common Stock.

(5) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Common Stock will not cause such overall commitment to become excessive.

(6) The undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Common Stock.

(7) The undersigned is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act.  The undersigned is financially able to bear the economic risk of this investment, including the ability to afford holding the Common Stock for an indefinite period or to afford a complete loss of this investment.  The undersigned further understands that the current definition of an accredited investor specifically excludes the undersigned’s primary residence in calculating his or her net worth.

(8) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence, if he or she is an individual, or its principal business address, if a corporation or other entity.

(9) The undersigned, together with any offeree representatives of the undersigned has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock.  The undersigned acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Common Stock, and that the undersigned must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Common Stock.

(10) The undersigned has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering, including, without limitation, the suitability of this investment, and to obtain any such additional information and engage in such due diligence that the undersigned deems necessary or advisable to verify the accuracy of the information contained in the Offering Materials, or such other information as the undersigned desired in order to evaluate an investment in the Company.  The undersigned availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

(11) The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.

(12) The undersigned has accurately completed the Subscriber Questionnaire provided herewith and has executed such Subscriber Questionnaire and any applicable exhibits thereto.

(13) The undersigned understands that the Common Stock has not been registered under the 1933 Act or any state securities laws in reliance on exemptions for private offerings; the Common Stock cannot be resold or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from registration is available.  The certificate(s) representing the Common Stock will bear a legend substantially similar to the legend set forth immediately below until (i) such Common Stock shall have been registered under the 1933 Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Company such securities may be sold without registration under the 1933 Act:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE 1933 ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT BUT ONLY UPON A HOLDER THEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE 1933 ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAWS."

(i) in the absence of registration by the Company, the Common Stock will not be, and the undersigned will have no rights to require that the Common Stock shall be, registered under the 1933 Act or any state securities laws; the undersigned may have to hold the Common Stock indefinitely and it may not be possible for the undersigned to liquidate his, her or its investment in the Company. The undersigned, understands that an investment in the Common Stock involves a high degree of risk, and he/she/it should not purchase any Common Stock unless he, she or it can afford a complete loss of his, her or its investment and bear the burden of such loss for an indefinite period of time.

(ii) The undersigned understands there is no public market for the Common Stock and that no public market may develop for the Common Stock.  The undersigned understands that the provisions of Rule 144 promulgated under the 1933 Act to permit resales of the Common Stock are not available for at least six (6) months after the same class of securities is registered under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”), and there can be no assurances that any such class of securities will ever be registered under the 1933 Act or the 1934 Act, or even if such class of securities is registered under the 1933 Act and the 1934 Act, that the conditions necessary thereafter to permit routine sales of the Common Stock under Rule 144 will ever be satisfied, and, if Rule 144 should become available, routine sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of Rule 144.  The undersigned further understands that in connection with the sale of securities for which Rule 144 is not available, compliance with some other exemption from registration will be required.  The undersigned understands that the Company is under no obligation to the undersigned to register any such class of securities or to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption for the resale of the Common Stock without registration.

(14) The undersigned, if an individual, is at least 21 years of age.

(15) If at any time prior to issuance of the Common Stock to the undersigned, any representation or warranty of the undersigned shall no longer be true, the undersigned promptly shall give written notice thereof to the Company specifying which representations and warranties are not true and the reason therefor, whereupon the undersigned's subscription may be rejected by the Company in whole or in part.

(16) Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles.  Any dispute that may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Common Stock, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company.

(17) THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT OR THE UNDERSIGNED'S PURCHASE OF THE COMMON STOCK.

(18) The undersigned acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Subscriber Questionnaire, and hereby agrees to indemnify and hold harmless the Company, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of the undersigned contained in this Subscription Agreement or in the Subscriber Questionnaire(ii) any sale or distribution by the undersigned in violation of the 1933 Act or any applicable state securities laws or (iii) any untrue statement of a material fact made by the undersigned and contained herein or in the Subscriber Questionnaire, or omission to state herein or in the Subscriber Questionnaire, a material fact necessary in order to make the statements contained herein or in the Subscriber Questionnaire, in light of the circumstances under which they were made, not misleading.  The undersigned acknowledges that such damage could be substantial since (a) the Common Stock are being offered without registration under the 1933 Act in reliance upon the exemption pursuant to Section 4(2) and/or Regulation D of the 1933 Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein and in its Subscriber Questionnaire, and (c) the Company will rely on such representations in accepting the undersigned's Subscription Agreement.

(19) The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(20) Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by the undersigned to the Company along with this completed Subscription Agreement, the undersigned is not affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority ("FINRA")  as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm.

(21) The undersigned is not subject to back-up withholding under any federal, state, or local law.

(22) Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto.  The undersigned represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and the other Offering Materials to which the undersigned is a party and to purchase the Common Stock.  The execution, delivery and performance of this Subscription Agreement and the Subscriber Questionnaire will not:  (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of the undersigned; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the undersigned, except for those which do not, or are not reasonably likely to, adversely affect the undersigned’s ability to perform its obligations under this Subscription Agreement and the Subscriber Questionnaire and to consummate the transactions contemplated hereby and thereby.  This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.  This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written.  The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

(23) The undersigned understands that the Company intends to use the net proceeds from the Offering to fund working capital for Prime Time Travel, Inc.

(24) In order to induce the undersigned to execute and deliver this Subscription Agreement, the Company represents, warrants, and covenants to the undersigned as follows:

(1) The Company is a Corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has full power and authority to own its properties and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which such qualification is required, whether by the nature of the business conducted, property owned or otherwise, other than those jurisdictions in which the failure so to qualify or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), prospects or results of operations of the Company, taken as a whole.

(2) The execution, delivery and performance by the Company of this Subscription Agreement and the Offering and sale of Common Stock to accredited investors contemplated hereby shall, assuming the representations and warranties of the undersigned are correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company, in reliance on the representations and warranties of the undersigned, shall make all filings required to qualify for such exemptions.  No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company.  No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Subscription Agreement is required which has not been given or obtained.

(3) The Company has the requisite power and authority to execute and deliver this Subscription Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby.  Upon the acceptance of the undersigned’s subscription by the Company and the execution of this Subscription Agreement by the Company, this Subscription Agreement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(4) The consummation by the Company of the transactions contemplated hereby and issuance of the Common Stock will not result in any conflict with, or result in a violation or breach of any of the terms, conditions or provisions of, or constitute (with or without due notice, lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any lien upon any of the properties or assets of the Company under, (i) its Certificate of Incorporation; (ii) any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company is subject; or (iii) to its knowledge, any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations or by which any property or asset of the Company is bound).

(5) There is no action, suit, proceeding, inquiry, notice of violation or investigation before or by any court, arbitrator, public board, government agency, regulatory authority, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against the Company, any officers or managers of the Company in their capacities as such, or any of their respective assets or properties.

(6) The Company has made or filed all United States federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects.  The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with GAAP.  No taxing authority has given notice of an assertion, or is threatening to assert, against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

(7) The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Material Contracts, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, or condition or conditions, if any, could not reasonably be expected to have a Material Adverse Effect.  “Material Contracts” means any and all contracts or agreements to which the Company is a party and which fall under the term “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC, and any and all amendments, modifications, supplements, renewals or restatements thereof.

(8) The Common Stock to be issued to the undersigned pursuant to this Subscription Agreement, when issued and delivered in accordance with the terms of this Subscription Agreement shall be duly authorized, validly issued, fully paid and non-assessable.

D. Miscellaneous

(1) This Subscription Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.  Execution and delivery of this Subscription Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Subscription Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(2) The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

(3) If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

(4) Each Party shall be responsible for all of its out-of-pocket costs and expenses incurred with respect to this Subscription Agreement and the transactions contemplated by this Subscription Agreement.  Nevertheless, in the event that any dispute between the Parties should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to seek to recover from the non-prevailing party in such dispute all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorney’s fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

(5) This Subscription Agreement supersedes all other prior oral or written agreements among the undersigned, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the undersigned makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Subscription Agreement may be amended other than by an instrument signed by the Company and the undersigned, and no provision hereof may be waived other than by an instrument signed by the party against whom enforcement is sought.

E. Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section E, together with copies thereof as follows:

In the case of the Company to:

Prime Time Travel, Inc.
809 Heavenly Lane,
Cincinnati, OH 45238

In the case of the undersigned, to such address contained in page 10 hereof

Notice given as provided in this Section shall be deemed effective:  (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, receipt acknowledged, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.  As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE.

________________________________________________________
Exact Name in Which Title is to be Held

Number of Shares of Common Stock Subscribed for: ________________
Total Amount of Subscription: $_______________________________
Type of Ownership (Check One):

_______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________	Individual
Joint tenants with rights of survivorship
Tenants in common
Tenants by the entirety
Corporation
Limited Liability Company
Partnership
Limited Liability Partnership
Limited Partnership
Trust
Other (specify)

Address	City, State and Zip Code

E-Mail Address

Social Security or Federal Tax Identification Number:______________________________________________

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this   day of ________, 2011.

(Signature of Subscriber)	(Name Typed or Printed)

ACCEPTED this   day  ______________ , 2011, on behalf of the Company.

Prime Time Travel, Inc.

By:	/s/
President

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

_______________________________
(Name of Entity (Please Print)

By:
Name
Title

(seal)
Attest:_________________
    (If Entity is a Corporation)

ACCEPTED this ___ day of ________________, 2011, on behalf of the Company.

Prime Time Travel, Inc.

By:	/s/
President

APPENDIX I
SUBSCRIBER QUESTIONNAIRE
(To be completed by all Subscribers)

1)   IDENTIFICATION OF OFFEREE:

Name:  Mr. __________________________

Ms. __________________________

DATE OF BIRTH:   ______________________        MARITAL STATUS: __________

TELEPHONE (____) ________________

Do you maintain a house or apartment in any other state:  Yes  _______   No  _______

If yes, please indicate which state(s) ___________________________________________

2)   PRINCIPAL BUSINESS OR OCCUPATION:

PRESENT OCCUPATION: _________________________________________________

BUSINESS NAME:________________________________________________________

ADDRESS: ______________________________________________________________
Street                                            City
______________________________________________________________
State                                            Zip

Description of Business Activities (indicate all aspects reflecting knowledge regarding financial matters)

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

Business Activities During Past Five Years (if different than above)

________________________________________________________________________

________________________________________________________________________

3)   EDUCATIONAL BACKGROUND:  Complete applicable items, if any:

	Course	Degree
College

Graduate

Other (specify)

Do you have additional educational background, business experience, or positions with business or other organizations bearing on your knowledge in the fields of accounting, economics, business administration, finance, taxation, securities laws or law in general, financial analysis or related fields?  If so, briefly describe:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

4)   ABILITY TO BEAR ECONOMIC RISK OF INVESTMENT:

a)  Subscriber has had the following annual gross income for each of the two most recent years (Please place initials):

Last Year                                                                  Year Before Last

___ $69,000-99,000                                                 ___ $69,000-99,000

___ $100,000-149,000                                             ___ $100,000-149,000

___ $150,000-199,000                                             ___ $150,000-199,000

___ $200,000+                                                          ___ $200,000+

b)  Subscriber anticipates that his/her gross income for the current calendar year will be (Please initial):

___ $69,000-99,000                                                 ___ $150,000-199,000

___ $100,000-149,000                                             ___ $200,000+

c)  If married and spouse is separately employed, briefly describe his/her occupation and annual gross income:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

d)  Subscriber represents his/her net worth (if married, include net worth of spouse) to be:

___ Less than $250,000                                         ___ $750,000-$1,000,000

___ $250,000-$500,000                                          ___ $1,000,000 or more

___ $500,000-$750,000

Subscriber understands and represents that any calculation of his/her net worth excludes such Subscriber’s primary residence.

e)  Please indicate any debts or other obligations, or any other reasonably foreseeable circumstances, that are likely in the future to require you to dispose of the Common Stock:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

f)  Please indicate any additional information which would enable the Company to assess more completely your ability to understand, evaluate and bear the risks and benefits of your investment in the Common Stock:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

5)            USE OF A PURCHASER REPRESENTATIVE:

a)  I consider myself to have such knowledge and experience in financial and business matters to enable me, without assistance of a Purchaser Representative, to evaluate the merits and risks of an investment in the Common Stock.

Yes ___ No ___ [If “No” you must answer 5B.]

My statement that I have such knowledge and experience is based upon the following:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

[e.g., investment experience, business experience, profession, education, etc.]

b)   A Purchaser Representative will evaluate, and advise me in respect of, the merits and risks of an investment in the Common Stock.

Yes ___ No ___

If yes, please state the name(s) of the Purchaser Representative(s):

____________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Subscriber certifies that the information being furnished is complete and accurate and may be relied upon to determine whether offers and sales of the Common Stock may be directed to Subscriber. Subscriber agrees to notify the Company immediately upon becoming aware of any material change in any of the information set forth above prior to making an investment.

DATE: ______________________________                                                                            SUBSCRIBER: ________________________
          (Please Type or Print)

SIGNATURE: _________________________